AQR FUNDS

Supplement dated September 14, 2022 (“Supplement”)

to the Class I, Class N and Class R6 Shares Summary Prospectus and Prospectus,

each dated May 1, 2022, as amended (“Summary Prospectus” and “Prospectus”, respectively),

of the AQR Alternative Risk Premia Fund (the “Fund”)

This Supplement updates certain information contained in the Summary Prospectus and Prospectus. Please review this important information carefully. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling (866) 290-2688, or by writing to AQR Funds, P.O. Box 2248, Denver, CO 80201-2248.

Effective September 14, 2022, the “Annual Fund Operating Expenses” and “Example” subsections of the “Fees and Expenses of the Fund” section beginning on page 1 of each of the Summary Prospectus and Prospectus are hereby deleted and replaced in their entirety with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class N	Class I	Class R6
Management Fee	1.20%	1.20%	1.20%
Distribution (12b-1) Fee	0.25%	None	None
Other Expenses
Dividends on short sales[1] and interest expense[2,3]	2.60%	2.60%	2.60%
All other expenses	0.51%	0.50%	0.41%
Total Other Expenses	3.11%	3.10%	3.01%
Acquired Fund Fees and Expenses[4]	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[3]	4.57%	4.31%	4.22%
Less: Expense Reimbursements[5]	0.31%	0.30%	0.31%
Total Annual Fund Operating Expenses after Expense Reimbursements[3,6]	4.26%	4.01%	3.91%

[1]

When a cash dividend is declared on a stock the Fund has sold short, the Fund is required to pay an amount equal to the dividend to the party from which the Fund has borrowed the stock, and to record the payment as an expense.

[2]	Dividends on short sales and interest expense have been restated to reflect estimated expenses for the current fiscal year due to an anticipated increase in the Fund’s short-sale positions.
[3]

Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses after Expense Reimbursements do not correlate to the Ratio to Average Net Assets of Expenses, Before Reimbursements and/or Waivers or Ratio to Average Net Assets of Expenses, Net of Reimbursements and/or Waivers given in the Fund’s most recent annual report which does not include the restatement of Dividends on short sales and interest expense.

[4]

Acquired Fund Fees and Expenses reflect the expenses incurred indirectly by the Fund as a result of the Fund’s investments in underlying money market mutual funds, exchange-traded funds or other pooled investment vehicles.

[5]

The Adviser has contractually agreed to reimburse operating expenses of the Fund in an amount sufficient to limit certain Specified Expenses at no more than 0.20% for Class N Shares and Class I Shares and 0.10% for Class R6 Shares. “Specified Expenses” for this purpose include all Fund operating expenses other than management fees and 12b-1 fees and exclude interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales, expenses related to class action claims, contingent expenses related to tax reclaim receipts and extraordinary expenses. This agreement (the “Expense Limitation Agreement”) will continue at least through April 30, 2023. The Expense Limitation Agreement may be terminated with the consent of the Board of Trustees, including a majority of the Non-Interested Trustees of the Trust. The Adviser is entitled to recapture any expenses reimbursed during the thirty-six month period following the end of the month during which the Adviser reimbursed expenses, provided that the amount recaptured may not cause the Specified Expenses attributable to a share class of the Fund during a year in which a repayment is made to exceed either of (i) the applicable limits in effect at the time of the reimbursement and (ii) the applicable limits in effect at the time of recapture.

[6]

Total Annual Fund Operating Expenses after Expense Reimbursements are 1.66% for Class N Shares, 1.41% for Class I Shares and 1.31% for Class R6 Shares if dividends on short sales and interest expense are not included.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Expense Limitation Agreement through April 30, 2023, as discussed in Footnote No. 5 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N Shares	$428	$1,352	$2,285	$4,652
Class I Shares	$403	$1,280	$2,168	$4,444
Class R6 Shares	$393	$1,253	$2,126	$4,370

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE